                                                             EXHIBIT 99(P)(ii)

                                POWER OF ATTORNEY

         I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Julie Allecta, Michael E. Gillespie, Francine S. Hayes and Alexander Potts to be my true, sufficient and lawful attorneys, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorneys shall have full power of substitution; and such attorneys shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to such Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2000.

                                                    /s/ John J. Bowen, Jr
                                                    ----------------------
                                                        John J. Bowen, Jr.

                                POWER OF ATTORNEY

I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Julie Allecta and Alexander Potts to be my true, sufficient and lawful attorneys, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorneys shall have full power of substitution; and such attorneys shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to such Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 2nd day of March, 2000.

                                                        /s/ David G. Booth
                                                        -------------------
                                                            David G. Booth

                                POWER OF ATTORNEY

I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Julie Allecta, Michael E. Gillespie, Francine S. Hayes and Alexander Potts to be my true, sufficient and lawful attorneys, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorneys shall have full power of substitution; and such attorneys shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to such Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2000.

                                                          /s/ Patrick Keating
                                                          -------------------
                                                              Patrick Keating

                                POWER OF ATTORNEY

I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Julie Allecta, Michael E. Gillespie, Francine S. Hayes and Alexander Potts to be my true, sufficient and lawful attorneys, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorneys shall have full power of substitution; and such attorneys shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to such Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2000.

                                                          /s/ Bryan W. Brown
                                                          -------------------
                                                             Bryan W. Brown

                                POWER OF ATTORNEY

I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Julie Allecta, Michael E. Gillespie, Francine S. Hayes and Alexander Potts to be my true, sufficient and lawful attorneys, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorneys shall have full power of substitution; and such attorneys shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to such Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2000.

                                                       /s/ Charles M. Roame
                                                          -------------------
                                                           Charles M. Roame

                                POWER OF ATTORNEY

I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Julie Allecta, Michael E. Gillespie, Francine S. Hayes and Alexander Potts to be my true, sufficient and lawful attorneys, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorneys shall have full power of substitution; and such attorneys shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to such Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2000.

                                                      /s/ Harold M. Shefrin
                                                      ---------------------
                                                          Harold M. Shefrin

                                POWER OF ATTORNEY

         I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Julie Allecta, Michael E. Gillespie, Francine S. Hayes and Alexander Potts to be my true, sufficient and lawful attorneys, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorneys shall have full power of substitution; and such attorneys shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to such Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2000.

                                                      /s/ Michael R. Clinton
                                                      ----------------------
                                                          Michael R. Clinton

                                POWER OF ATTORNEY

I, the undersigned trustee or officer, or both, of SA Funds - Investment Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint Julie Allecta, Michael E. Gillespie and Francine S. Hayes to be my true, sufficient and lawful attorneys, with full power to sign for me, in my name and capacity as trustee or officer, or both, the Registration Statement of the Trust on Form N-1A, and any and all amendments thereto to be filed by the Trust under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of its shares of beneficial interest, and any and all other documents and papers relating thereto; and said attorneys shall have full power of substitution; and such attorneys shall have full power to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to such Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2000.

                                                   /s/ Alexander B. Potts
                                                   ----------------------
                                                       Alexander B. Potts